SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of shareholders on May 4, 2023. At the meeting, the shareholders were requested to: (1) elect directors; (2) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; and (3) consider and act upon a proposal to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The following are the final voting results on proposals considered and voted upon at the meeting, which are more fully described in the Registrant’s proxy statement filed on March 31, 2023.

1.	The stockholders voted to re-elect the following directors by the votes set forth below:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
Lee W. Boyer	974,830	48,327	400,798
Keith Duplechin	974,130	49,027	400,798
Daniel J. Englander	974,830	48,327	400,798
Max H. Hart	982,903	40,254	400,798
Lane T. LaMure	976,903	46,254	400,798
Eugene T. Minvielle, IV	975,237	47,920	400,798
William Gray Stream	947,202	75,955	400,798
Mary Leach Werner	974,198	48,959	400,798

2.
The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed on March 31, 2023, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
857,744	156,027	9,385	400,798

3.
The stockholders voted to ratify the selection of MaloneBailey LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
1,359,534	54,037	10,384	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.
(Registrant)

Date: May 5, 2023	By:	/s/ William Gray Stream
William Gray Stream
President